UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

VIRGINIA	000-28342	54-1702380
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

36 Church Avenue, S.W.
Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2009, Mr. John McCaleb, executive vice president and chief lending officer of Valley Financial Corporation (the “Company”), informed the Company that he will retire effective March 31, 2010. Mr. Andrew Agee has been appointed to assume the duties of the chief lending officer, effective on the date of Mr. McCaleb’s retirement. Mr. Agee is senior real estate banking officer of Valley Bank, the wholly-owned subsidiary of the Company.

A copy of the press release the Company issued to announce Mr. McCaleb’s retirement is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Item 9.01. Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 5.02 above.

Exhibit No.	Description
99.1	Press Release dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: December 14, 2009	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 14, 2009.